UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1. Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer Short Duration Fund

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class Y Shares (OSDYX)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	0.34%	0.07%
1-Year	0.84	0.11
Since Inception (4/25/11)	0.73	0.08

STANDARDIZED YIELD
For the 30 Days Ended 1/31/13
Class Y	0.33%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class Y shares.

Standardized yield is based on net investment income for the 30-day period ended 1/31/13 and the net asset value for Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

2	OPPENHEIMER SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares (without sales charge) produced a total return of 0.34% during the six-month reporting period, providing a total return advantage over its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.07%. In addition, the Fund exhibited very little principal volatility during this period. We attribute the Fund’s positive relative performance to its ability to invest in short-term, investment-grade debt obligations that offer higher yields than comparable money market instruments.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In September, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame.

The Fed’s policies appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.2% at the end of July 2012 to 7.9% at the end of January 2013. The rate of U.S. economic growth climbed from a 1.3% annualized rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. economic growth slowed in the fourth quarter, with GDP an estimated 0.1%, other economic indicators continued to post gains, including personal consumption, durable goods purchases and housing market activity.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leadership may adopt more stimulative fiscal policies than their predecessors.

OPPENHEIMER SHORT DURATION FUND	3

The coordinated, accommodative monetary policies of the world’s major central banks put downward pressure on yields of short-term sovereign debt obligations, including U.S. government securities. Consequently, many investors reached for higher yields among longer maturity and lower quality debt obligations, and the increased demand sent their yields lower and their prices incrementally higher. As a result, yield differences narrowed along the short-term bond market’s quality and maturity ranges.

FUND PERFORMANCE

We continued to find relatively attractive income opportunities among short-term investment grade corporate debt securities, municipal securities and commercial paper. Among the Fund’s corporate-backed holdings, we generally favored those issued by consumer-oriented companies and financial institutions with strong balance sheets and sound business fundamentals. Yield differences between high quality commercial paper and U.S. Treasuries stood at relatively wide levels over much of the reporting period, making them particularly attractive from an income perspective. In contrast, we generally avoided U.S. Treasury securities and U.S. government securities backed by federal agencies due to their low yields and greater sensitivity to interest-rate fluctuations.

In preparation for market forces that typically put downward pressure on yields at year-end, we gradually reduced the Fund’s allocation to floating rate securities over the reporting period, redeploying those assets to fixed rate instruments. This strategy proved effective when short-term interest rates continued to fall, boosting the value of fixed-rate notes. We adopted a more cautious posture with regard to the Fund’s interest rate strategies. We set the Fund’s average duration in a range that was shorter than market averages in order to guard against potential market volatility. However, a focus on shorter maturities sacrificed very little income as yield differences were narrow across the maturity spectrum. In addition, we believe that investors may benefit as the Fund’s higher yielding holdings move closer to their final maturities.

STRATEGY & OUTLOOK

Although we have been encouraged by recent evidence of U.S. and global economic recoveries, a number of headwinds and risks remain. In the U.S., we remain concerned about the ongoing, contentious debate regarding government spending and fiscal policy. In this environment, the Fed has indicated that it intends to maintain its aggressively accommodative policy stance until it sees substantial improvement in labor market conditions. We therefore believe that yields of short-term debt obligations will likely remain near historical lows.

In light of today’s low interest rates and uncertain economic outlook, we currently remain focused on investment-grade corporate securities that offer incrementally higher yields than traditional money market instruments, short term commercial paper

4	OPPENHEIMER SHORT DURATION FUND

that we believe should help dampen volatility should interest rates or credit spreads increase, and floating rate securities

Carol E. Wolf Portfolio Manager

that have the potential to capture higher levels of income if credit fears resurface.

Christopher Proctor Portfolio Manager

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which measures returns of three-month Treasury Bills. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER SHORT DURATION FUND	5

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Short-Term Notes/Commercial Paper	62.8%
Corporate Bonds and Notes	27.7
Certificates of Deposit	9.5
Money Market Fund	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.0%
AA	19.3
A	42.1
BBB	12.0
Unrated	25.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6	OPPENHEIMER SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER SHORT DURATION FUND	7

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,003.70	$1.92
Class Y	1,000.00	1,003.40	1.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.29	1.94
Class Y	1,000.00	1,023.95	1.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.38%
Class Y	0.25

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER SHORT DURATION FUND

STATEMENT OF INVESTMENTS    January 31, 2013

	Principal Amount	Value

Corporate Bonds and Notes—28.2%
Consumer Discretionary—4.5%
Automobiles—4.5%
American Honda Finance Corp.:
0.708% Sr. Unsec. Nts., 6/18/14[1,2]	$3,500,000	$3,511,543
2.375% Sr. Unsec. Nts., 3/18/13[1]	1,970,000	1,974,817
4.625% Sr. Unsec. Nts., 4/2/13	300,000	302,080
Daimler Finance North America LLC:
0.905% Sr. Unsec. Nts., 1/9/15[1,2]	1,000,000	1,000,116
1.635% Sr. Unsec. Nts., 7/11/13[1,2]	1,500,000	1,507,602
Volkswagen International Finance NV:
0.912% Sr. Unsec. Nts., 11/20/14[1,2]	1,600,000	1,600,149
1.06% Sr. Unsec. Nts., 3/21/14[1,2]	3,700,000	3,718,922
		13,615,229
Consumer Staples—2.9%
Beverages—2.9%
Anheuser-Busch InBev Worldwide, Inc., 5.375% Sr. Unsec. Unsub. Nts., 11/15/14	5,000,000	5,408,210
Diageo Capital plc, 7.375% Sr. Unsec. Unsub. Nts., 1/15/14	3,400,000	3,616,090
		9,024,300
Financials—12.0%
Capital Markets—1.2%
UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 1/28/14	3,500,000	3,555,339
Commercial Banks—7.4%
Australia & New Zealand Banking Group Ltd., 1.045% Sr. Unsec. Unsub. Nts., 1/10/14[1,2]	2,000,000	2,012,504
Commonwealth Bank of Australia, 1.038% Sr. Unsec. Nts., 3/17/14[1,2]	1,500,000	1,510,890
HSBC Bank plc:
0.96% Sr. Unsec. Nts., 8/12/13[1,2]	1,000,000	1,002,952
1.103% Sr. Unsec. Nts., 1/17/14[1,2]	2,500,000	2,517,035
National Australia Bank Ltd.:
1.07% Nts., 12/10/13[1,2]	2,000,000	2,012,096
3.75% Sr. Unsec. Unsub. Nts., 3/2/15[1]	1,900,000	2,015,796
Nordea Bank AB:
1.75% Sr. Unsec. Unsub. Nts., 10/4/13[1]	3,000,000	3,024,837
3.70% Sr. Unsec. Nts., 11/13/14[1]	716,000	750,475
Royal Bank of Canada, 1.002% Sr. Unsec. Nts., 10/30/14[2]	1,500,000	1,514,390
Toronto-Dominion Bank, 0.763% Sr. Unsec. Unsub. Nts., 11/1/13[2]	3,000,000	3,008,352
Westpac Banking Corp.:
1.041% Sr. Unsec. Unsub. Nts., 12/9/13[2]	1,610,000	1,620,098
1.041% Sr. Unsec. Nts., 3/31/14[1,2]	1,500,000	1,510,442
		22,499,867
Consumer Finance—1.6%
American Express Credit Corp., 5.875% Sr. Unsec. Nts., 5/2/13	5,000,000	5,066,875

OPPENHEIMER SHORT DURATION FUND	9

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Diversified Financial Services—1.8%
ING Bank NV:
1.358% Sr. Unsec. Nts., 3/15/13[1,2]	$2,500,000	$2,502,180
1.711% Sr. Unsec. Nts., 6/9/14[1,2]	2,000,000	2,025,576
2% Sr. Unsec. Nts., 10/18/13[1]	1,000,000	1,009,291
		5,537,047
Health Care—0.5%
Pharmaceuticals—0.5%
Teva Pharmaceutical Finance BV, 1.212% Sr. Unsecured Nts., 11/8/13[2]	1,500,000	1,508,942
Industrials—4.0%
Industrial Conglomerates—3.6%
General Electric Capital Corp.:
0.568% Sr. Unsec. Nts., 9/15/14[2]	2,750,000	2,750,297
1.155% Sr. Unsec. Unsub. Nts., 1/7/14[2]	2,000,000	2,016,674
1.31% Sr. Unsec. Nts., Series A, 9/23/13[2]	1,575,000	1,583,184
1.625% Sr. Unsec. Nts., 7/2/15	2,500,000	2,542,898
1.875% Sr. Unsec. Nts., 9/16/13	1,500,000	1,514,741
6.90% Sr. Unsec. Nts., 9/15/15	560,000	642,069
		11,049,863
Road & Rail—0.4%
Union Pacific Corp., 5.125% Sr. Unsec. Nts., 2/15/14	1,000,000	1,046,360
Materials—1.6%
Metals & Mining—1.6%
Rio Tinto Alcan, Inc., 5.20% Sr. Unsec. Unsub. Nts., 1/15/14	4,750,000	4,951,623
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
Cellco Partnership/Verizon Wireless Capital LLC:
5.55% Sr. Unsec. Unsub. Nts., 2/1/14	3,692,000	3,862,212
7.375% Sr. Unsec. Unsub. Nts., 11/15/13	4,300,000	4,520,160
		8,382,372
Total Corporate Bonds and Notes (Cost $85,979,452)		86,237,817
Certificates of Deposit—9.7%
Bank of Nova Scotia, Houston TX, 0.852%, 1/30/14[2]	3,000,000	3,012,591
BNP Paribas, New York, 0.74%, 1/15/14	5,500,000	5,497,866
Commonwealth Bank of Australia, 1.060%, 6/14/13[2]	3,000,000	3,010,068
Nordea Bank AB, 0.745%, 4/5/13[2]	2,000,000	2,001,896
Nordea Bank Finland plc, New York, 0.771%, 1/27/14[2]	600,000	602,839
Rabobank Nederland NV, New York, 0.653%, 1/17/14[2]	3,000,000	3,008,892
Skandinaviska Enskilda Bank, New York, 0.813%, 10/20/14[2]	4,500,000	4,507,596
Svenska Handelsbanken, New York, 0.758%, 3/18/13[2]	3,000,000	2,998,771
Swedbank AB, New York, 0.90%, 9/5/13	5,000,000	5,014,685
Total Certificates of Deposit (Cost $29,584,343)		29,655,204

10	OPPENHEIMER SHORT DURATION FUND

	Principal Amount	Value

Short-Term Notes/Commercial Paper—64.1%
Beverages—3.6%
Bacardi Corp.:
0.35%, 2/20/13[3]	$5,000,000	$4,999,076
0.37%, 2/6/13[3]	6,000,000	5,999,692
		10,998,768
Commercial Banks—5.0%
Barclays US Funding LLC, 0.63%, 3/18/13	4,200,000	4,196,693
Deutsche Bank AG, 0.62%, 7/15/13	5,000,000	4,990,948
ING Bank NV, 1.623%, 10/18/13[1,2]	5,000,000	5,038,955
UBS AG (Stamford, CT), 1.301%, 1/28/14[2]	1,100,000	1,107,898
		15,334,494
Electric Utilities—3.0%
Northeast Utilities:
0.34%, 2/5/13[3]	4,300,000	4,299,838
0.36%, 2/4/13[3]	4,800,000	4,799,856
		9,099,694
Energy Equipment & Services—1.6%
FMC Technologies, Inc., 0.39%, 2/8/13[3]	4,800,000	4,799,636
Food Products—0.4%
Tesco Treasury Services plc, 0.31%, 2/5/13[3]	1,248,000	1,247,957
Insurance—4.1%
Prudential Financial, Inc.:
0.68%, 10/1/13[3]	1,000,000	995,923
0.75%, 6/14/13[3]	1,500,000	1,497,527
0.85%, 4/30/13[3]	1,000,000	999,090
0.90%, 4/1/13[3]	7,000,000	6,989,675
0.90%, 4/26/13[3]	1,000,000	999,145
0.68%, 9/6/13[3]	1,000,000	996,542
		12,477,902
Leasing & Factoring—9.0%
Daimler Finance NA LLC:
0.86%, 11/5/13[3]	2,000,000	1,989,513
1.02%, 9/10/13[3]	1,500,000	1,494,395
1.02%, 9/19/13[3]	1,000,000	996,035
1.07%, 10/15/13[3]	5,500,000	5,474,361
Hitachi Capital America Corp.:
0.41%, 2/19/13	4,000,000	3,999,180
0.45%, 2/20/13	5,000,000	4,998,813
Nissan Motor Acceptance Corp.:
0.34%, 2/19/13[3]	2,800,000	2,799,524
0.36%, 2/5/13[3]	5,850,000	5,849,766
		27,601,587

OPPENHEIMER SHORT DURATION FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Metals & Mining—3.0%
Glencore Funding LLC:
0.45%, 2/19/13	$3,000,000	$2,999,325
0.55%, 2/12/13	6,000,000	5,998,992
		8,998,317
Municipals—7.1%
Albany, NY Industrial Development Agency Bonds, 1%, 5/1/27[2]	1,205,000	1,205,000
Albuquerque, NM Industrial Revenue Bonds, CVI Laser Corp. Project, Series 1998, 0.39%, 6/1/18[2]	1,100,000	1,100,000
Babylon, NY Industrial Development Agency Bonds, 0.60%, 3/1/24[2]	1,600,000	1,600,000
Grant Cnty., WV Cnty. Commission Solid Waste Disposal Revenue Bonds, Series 1996, 0.45%, 2/4/13	4,500,000	4,500,000
LA Stadium & Exposition District Sr. Revenue Refunding Bonds, Series 2013A, 0.985%, 7/1/14	1,920,000	1,922,822
Philadelphia, PA Authority for Industrial Economic Development Revenue Bonds, 0.40%, 9/1/20[2]	1,430,000	1,430,000
Staunton, VA Industrial Development Authority Revenue Bonds, 0.26%, 2/1/27[2]	195,000	195,000
Union Cnty., AR Industrial Development Revenue Bonds, 0.60%, 10/1/27[2]	9,850,000	9,850,000
		21,802,822
Oil, Gas & Consumable Fuels—0.5%
Apache Corp., 0.33%, 2/4/13	1,650,000	1,649,955
Personal Products—3.3%
Reckitt Benckiser Treasury Services plc:
0.70%, 9/19/13[3]	7,500,000	7,487,632
0.72%, 9/26/13[3]	2,500,000	2,495,719
		9,983,351
Receivables Finance—5.7%
Arabella Finance LLC, 0.61%, 2/1/13[3]	7,500,000	7,500,000
Silver Tower US Funding, 0.50%, 2/1/13[3]	10,000,000	10,000,000
		17,500,000
Special Purpose Financial—11.7%
Bennington Stark Capital Co., 0.65%, 2/15/13[3]	2,150,000	2,149,457
Concord Minutemen Cap. Corp. LLC, 0.30%, 2/4/13	1,000,000	999,943
Govco, Inc.:
0.51%, 6/25/13[3]	1,500,000	1,497,746
0.54%, 6/24/13[3]	2,000,000	1,997,024
0.58%, 5/6/13[3]	9,500,000	9,492,104
Institutional Secured Funding LLC, 0.52%, 2/1/13[1]	6,000,000	6,000,000
Legacy Capital LLC:
0.65%, 4/2/13	5,500,000	5,497,940
0.69%, 3/4/13	1,500,000	1,499,109
0.78%, 3/15/13	1,600,000	1,598,521
Northern Pines Funding LLC, 0.60%, 10/4/13[4]	5,000,000	4,981,619
		35,713,463

12	OPPENHEIMER SHORT DURATION FUND

	Principal Amount	Value

Telephone Utilities—6.1%
AT&T, Inc.:
0.51%, 7/22/13[3]	$4,000,000	$3,989,890
0.51%, 7/23/13[3]	4,000,000	3,989,793
Vodafone Group plc:
0.75%, 12/30/13	2,800,000	2,780,756
0.87%, 7/24/13	6,000,000	5,984,340
1.10%, 7/31/13	2,000,000	1,994,452
		18,739,231
Total Short-Term Notes/Commercial Paper (Cost $195,846,038)		195,947,177

	Shares
Investment Company—0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[5,6] (Cost $667)	667	667
Total Investments, at Value (Cost $311,410,500)	102.0%	311,840,865
Liabilities in Excess of Other Assets	(2.0)	(6,044,475)

Net Assets	100.0%	$305,796,390

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $46,246,178 or 15.12% of the Fund’s net assets as of January 31, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $107,826,916 or 35.26% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Restricted security. The aggregate value of restricted securities as of January 31, 2013 was $4,981,619, which represents 1.63% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
Northern Pines Funding LLC, 0.60%, 10/4/13	1/9/13	$4,979,583	$4,981,619	$2,036

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	662	5	—	667

				Value
Oppenheimer Institutional Money Market Fund, Cl. E				$667

6. Rate shown is the 7-day yield as of January 31, 2013.

See accompanying Notes to Financial Statements.

OPPENHEIMER SHORT DURATION FUND	13

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $311,409,833)	$311,840,198
Affiliated companies (cost $667)	667
311,840,865
Cash	68,751
Receivables and other assets:
Interest and dividends	555,615
Shares of beneficial interest sold	10,241
Other	28,956
Total assets	312,504,428
Liabilities
Payables and other liabilities:
Investments purchased	6,686,943
Transfer and shareholder servicing agent fees	12,371
Trustees’ compensation	2,451
Dividends	30
Other	6,243
Total liabilities	6,708,038
Net Assets	$305,796,390
Composition of Net Assets
Par value of shares of beneficial interest	$30,506
Additional paid-in capital	305,323,101
Accumulated net investment income	267
Accumulated net realized gain on investments	12,151
Net unrealized appreciation on investments	430,365
Net Assets	$305,796,390
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $100,188 and 10,000 shares of beneficial interest outstanding)	$10.02
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $305,696,202 and 30,496,377 shares of beneficial interest outstanding)	$10.02

See accompanying Notes to Financial Statements.

14	OPPENHEIMER SHORT DURATION FUND

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 / (Unaudited)

Investment Income
Interest	$1,045,829
Expenses
Management fees	376,449
Transfer and shareholder servicing agent fees:
Class A	26
Class Y	62,716
Shareholder communications—Class Y	8,616
Legal, auditing and other professional fees	18,994
Trustees’ compensation	9,431
Custodian fees and expenses	1,259
Other	12,979
Total expenses	490,470
Less waivers and reimbursements of expenses	(175,350)
Net expenses	315,120
Net Investment Income	730,709
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	77,818
Net change in unrealized appreciation/depreciation on investments	133,410
Net Increase in Net Assets Resulting from Operations	$941,937

See accompanying Notes to Financial Statements.

OPPENHEIMER SHORT DURATION FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$730,709	$941,030
Net realized gain	77,818	139,687
Net change in unrealized appreciation/depreciation	133,410	293,651
Net increase in net assets resulting from operations	941,937	1,374,368
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(228)	(472)
Class Y	(730,481)	(940,558)
	(730,709)	(941,030)
Distributions from net realized gain:
Class A	(45)	(55)
Class Y	(105,228)	(100,026)
	(105,273)	(100,081)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	—	—
Class Y	96,409,240	198,843,367
	96,409,240	198,843,367
Net Assets
Total increase	96,515,195	199,176,624
Beginning of period	209,281,195	10,104,571
End of period (including accumulated net investment income of $267 and $267, respectively)	$305,796,390	$209,281,195

See accompanying Notes to Financial Statements.

16	OPPENHEIMER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class A	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.01	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[2]	.02	.05	—	[3]
Net realized and unrealized gain	.01	.02	—	[3]
Total from investment operations	.03	.07	—	[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.05)	—	[3]
Distributions from net realized gain	— [3]	(.01)	—
Total dividends and/or distributions to shareholders	(.02)	(.06)	—	[3]
Net asset value, end of period	$10.02	$10.01	$10.00
Total Return, at Net Asset Value[4]	0.37%	0.63%	0.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$100	$100
Average net assets (in thousands)	$100	$100	$100
Ratios to average net assets:[5]
Net investment income	0.45%	0.47%	0.00%[6]
Total expenses	0.38%	0.44%[7]	1.31%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%	0.40%	0.61%
Portfolio turnover rate	60%	60%	28%

1. For the period from April 25, 2011 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	0.44%
Period Ended July 29, 2011	1.31%

See accompanying Notes to Financial Statements.

OPPENHEIMER SHORT DURATION FUND	17

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Period Ended July 29,
Class Y	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.02	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[2]	.03	.06	.01
Net realized and unrealized gain	— [3]	.03	— [3]
Total from investment operations	.03	.09	.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.06)	(.01)
Distributions from net realized gain	— [3]	(.01)	—
Total dividends and/or distributions to shareholders	(.03)	(.07)	(.01)
Net asset value, end of period	$10.02	$10.02	$10.00
Total Return, at Net Asset Value[4]	0.34%	0.87%	0.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$305,696	$209,181	$10,005
Average net assets (in thousands)	$249,887	$146,078	$10,002
Ratios to average net assets:[5]
Net investment income	0.58%	0.64%	0.25%
Total expenses	0.39%	0.39%[6]	1.58%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.36%
Portfolio turnover rate	60%	60%	28%

1. For the period from April 25, 2011 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	0.39%
Period Ended July 29, 2011	1.58%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / (Unaudited)

1. Significant Accounting Policies

Oppenheimer Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of January 31, 2013, 99% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class A shares are currently not available for purchase. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

OPPENHEIMER SHORT DURATION FUND	19

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$311,410,500

Gross unrealized appreciation	$444,456
Gross unrealized depreciation	(14,091)

Net unrealized appreciation	$430,365

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

20	OPPENHEIMER SHORT DURATION FUND

differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER SHORT DURATION FUND	21

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and

22	OPPENHEIMER SHORT DURATION FUND

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

OPPENHEIMER SHORT DURATION FUND	23

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$86,237,817	$—	$86,237,817
Certificates of Deposit	—	29,655,204	—	29,655,204
Short-Term Notes/Commercial Paper	—	195,947,177	—	195,947,177
Investment Company	667	—	—	667

Total Assets	$667	$311,840,198	$—	$311,840,865

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

24	OPPENHEIMER SHORT DURATION FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class Y
Sold	9,538,899	$95,579,768	19,824,727	$198,343,861
Dividends and/or distributions reinvested	83,404	835,709	62,193	622,983
Redeemed	(623)	(6,237)	(12,323)	(123,477)

Net increase	9,621,680	$96,409,240	19,874,597	$198,843,367

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$38,826,272	$16,795,388

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to

OPPENHEIMER SHORT DURATION FUND	25

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

5. Fees and Other Transactions with Affiliates Continued

provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees to limit the annual total expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily assets and to waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class Y shares. During the six months ended January 31, 2013, the Manager waived fees and/or reimbursed the Fund $175,350 for Class Y shares.

The Manager has agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of January 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

26	OPPENHEIMER SHORT DURATION FUND

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by

OPPENHEIMER SHORT DURATION FUND	27

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

7. Pending Litigation Continued

OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

28	OPPENHEIMER SHORT DURATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    (Unaudited)

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER SHORT DURATION FUND	29

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT     Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Carol Wolf and Christopher Proctor, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail and institutional ultra-short obligation funds. The Board concluded that the Fund outperformed its performance universe median for the period since inception.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other institutional ultra-short obligation funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and actual total expenses were lower than its expense group median and average. The Fund’s contractual management fees were equal to its expense group median and slightly lower than its expense group average. The Board considered that the Manager has agreed to voluntarily limit the total annual expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily net assets, and to waive a portion of the advisory fee on Class A shares to the same extent that

30	OPPENHEIMER SHORT DURATION FUND

it waives any of the advisory fee on Class Y shares. Prior to July 6, 2011, this limit was 0.40% for Class Y shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

OPPENHEIMER SHORT DURATION FUND	31

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board concluded, as to each of the factors set forth above, that renewing the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

32	OPPENHEIMER SHORT DURATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER SHORT DURATION FUND	33

OPPENHEIMER SHORT DURATION FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Carol E. Wolf, Vice President

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

34	OPPENHEIMER SHORT DURATION FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER SHORT DURATION FUND	35

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

36	OPPENHEIMER SHORT DURATION FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS1740.001.0113 March 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Short Duration Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013